SCHEDULE 14C
                                 (RULE 14C-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[ ]   Preliminary information statement         [ ] Confidential, for  use of
                                                    the Commission only
                                                    (as permitted by
                                                    Rule 14c-5(d)(2))

[X]   Definitive information statement

                         TIFF INVESTMENT PROGRAM, INC.

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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                         TIFF INVESTMENT PROGRAM, INC.

                          TIFF EMERGING MARKETS FUND
                              TIFF US EQUITY FUND

                                 2405 IVY ROAD
                        CHARLOTTESVILLE, VIRGINIA 22903



                             INFORMATION STATEMENT

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



This information statement is being furnished to all persons owning shares ("members") of TIFF Emerging Markets Fund and TIFF US Equity Fund (the "funds"), each a fund of the TIFF Investment Program, Inc. ("TIP"), to provide such members with information regarding Lloyd George Management ("Lloyd George") and Sit Investment Associates, Inc. ("Sit"). TIP's board of directors has approved money manager agreements with Lloyd George (the "Lloyd George agreement") and Sit (the "Sit agreement") (collectively, the "agreements") that, as more fully described herein, contain substantially similar terms and conditions as the funds' agreements with other money managers. As of March 1, 2001, the Lloyd George agreement had not been executed. The Sit agreement has been fully executed on behalf of TIP (for the account of the US Equity Fund), and Sit and now governs the relationship between the US Equity Fund and Sit.

TIP was not required to obtain the approval of the funds' members before entering into the agreements because TIP has obtained an exemptive order (the "order") from the Securities and Exchange Commission exempting TIP from certain provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the regulations thereunder that would otherwise mandate such approval. (The order permits TIP to enter into new agreements or amend existing agreements with money managers without obtaining member approval, but the exemption does not apply to the advisory agreement with TIP's investment advisor, Foundation Advisers, Inc., or any amendments to such agreement.) This information statement is being provided to all members of TIFF Emerging Markets Fund and TIFF US Equity Fund as required by one of the conditions of the order.

The board of directors of TIP expects to mail this information statement to members on or about March 1, 2001.

FUND INFORMATION

MEMBER INFORMATION. As of February 1, 2001, the Emerging Markets Fund had outstanding 6,480,460 shares of beneficial interests of common stock representing a total net asset value of $46,045,938, each dollar of beneficial interest being entitled to one vote.

As of February 1, 2001, the US Equity Fund had outstanding 18,752,061 shares of beneficial interests of common stock representing a total net asset value of $253,487,826, each dollar of beneficial interest being entitled to one vote.

As of February 1, 2001, the following members owned of record or beneficially 5% or more of the shares of common stock of the funds:

EMERGING MARKETS FUND

Name and Address                        Amount and Nature               Percent
of Beneficial Owner                   of Beneficial Ownership           of Fund
-------------------                   -----------------------           -------

Mayo Foundation                             1,967,939                   30.4%
200 First Street, SW
Rochester, MN 55905

Pew Memorial Trust                          1,469,013                   22.7%
c/o Glenmede
1 Liberty Place, Suite 1200
1650 Market Street
Philadelphia, PA 19103

The Commonwealth Fund                       662,323                     10.2%
One East 75th Street
New York, NY 10021

William T. Grant Foundation                 523,417                     8.1%
570 Lexington Avenue, 18th Floor
New York, NY 10022

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Foundation for Seacoast Health              376,700                     5.8%
100 Campus Drive, Suite 1
Portsmouth, NH 03801

US EQUITY FUND

Name and Address                        Amount and Nature               Percent
of Beneficial Owner                   of Beneficial Ownership           of Fund
-------------------                   -----------------------           -------

BellSouth Foundation, Inc.                  2,488,514                   13.3%
1155 Peachtree Street, Suite 14F05
Atlanta, GA 30309

Denver Foundation                           2,006,992                   10.7%
950 S. Cherry Street, Suite 200
Denver, CO 80246

East Tennessee Foundation                   1,431,772                   7.6%
550 W. Main Street, Suite 550
Knoxville, TN 37902

Jacksonville Community Foundation           1,361,331                   7.3%
112 W. Adams St., Suite 1414
Jacksonville, FL  32202

The funds will furnish, without charge, a copy of TIP's annual report for the period ended December 31, 2000, to any member upon request. To request a copy, please write to TIP at 2405 Ivy Road, Charlottesville, VA 22903 or call TIP at
(800) 984-0084.

ADMINISTRATOR AND DISTRIBUTOR. Investors Capital Services, Inc., the address of which is 600 Fifth Avenue, 26th Floor, New York, NY 10020, serves as the funds' administrator. First Fund Distributors, Inc., the address of which is 4455 East Camelback Road, Suite 261 E, Phoenix, AZ 85018, serves as the funds' distributor.

INVESTMENT ADVISOR AND MONEY MANAGERS. TIP's executive offices are located at 2405 Ivy Road, Charlottesville, Virginia 22903. The funds' investment advisor is Foundation Advisers, Inc. ("FAI"), a registered investment advisor with an address at 2405 Ivy Road, Charlottesville, Virginia 22903. Pursuant to its investment advisory agreement with TIP (the "advisory agreement"), FAI (a) develops investment programs, selects money managers (the "money managers") who each act as sub-advisors with respect to a portion of each of the fund's assets, and monitors money manager investment activities and results; (b) provides or oversees the

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

provision of all general management, investment advisory, and portfolio management services to TIP; and (c) provides TIP with office space, equipment, and personnel.

At a meeting of TIP's board of directors held on December 11, 2000, the board unanimously approved the agreements, which contain terms and conditions substantially similar to those of the funds' agreements with other money managers. The following summary provides information about Lloyd George and Sit, their investment strategies, and the terms and conditions of the agreements. Please see the section of this information statement entitled
"Evaluation and Action by TIP Directors" for information regarding the deliberations of the board of directors concerning approval of the agreements.

INVESTMENT MANAGEMENT SERVICES TO BE PROVIDED BY LLOYD GEORGE

Pursuant to the Lloyd George agreement, Lloyd George will provide professional investment equity management to the Emerging Markets Fund and will manage the assets of the Emerging Markets Fund TIP allocates to Lloyd George. TIP's board of directors has provided Lloyd George with a set of investment management guidelines that Lloyd George must follow in investing the assets of the Emerging Markets Fund.

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

TERMS AND CONDITIONS OF THE LLOYD GEORGE AGREEMENT

The Lloyd George agreement was unanimously approved by TIP's board of directors on December 11, 2000. Members are not being asked to approve the Lloyd George agreement. As of March 1, 2001, the Lloyd George agreement had not been executed and Lloyd George had not yet begun to invest in the Emerging Markets Fund.

MONEY MANAGEMENT FEES. As compensation for the services performed and the facilities and personnel provided by Lloyd George pursuant to this agreement, the Emerging Markets Fund will pay Lloyd George a fee according to the following schedule:

                        1.30%           First $5 million
                        1.20%           Next $15 million
                        1.10%           Next $30 million
                        1.00%           Next $50 million
                        0.90%           Above $100 million

BASIC TERMS. The Lloyd George agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually by (a) either (i) a vote of a majority of the board of directors of TIP or (ii) a vote of a majority of the outstanding voting securities of the Emerging Markets Fund and
(b) a vote of a majority of the fund's directors who are not "interested persons" as defined in the 1940 Act (the "independent directors"). The Lloyd George agreement provides that it may be terminated by the Emerging Markets Fund, by TIP's board of directors, or by a vote of a majority of the outstanding voting securities of the Emerging Markets Fund, or by Lloyd George, in each case at any time upon 30 days' written notice to the other party. In addition, the agreement provides for its automatic termination in the event of assignment.

The Lloyd George agreement provides that Lloyd George is required to manage the securities held by the Emerging Markets Fund, subject to the supervision and stated direction of FAI, the fund's investment advisor, and ultimately TIP's board of directors, in accordance with the fund's investment objective and policies; make investment decisions for the fund; and place orders to purchase and sell securities on behalf of the fund.

The Lloyd George agreement provides that Lloyd George is not liable to the Emerging Markets Fund for any error of judgment but shall be liable to the Emerging Markets Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Lloyd George in providing services under the Lloyd George agreement or from reckless disregard by Lloyd George of its obligations and duties under the Lloyd George agreement.

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

BACKGROUND INFORMATION REGARDING LLOYD GEORGE

The principal officers of Lloyd George and their principal occupations are as follows:

NAME                    POSITION
----                    --------

Robert Lloyd George     Chairman, founded Lloyd George in 1991.

William Kerr            Finance director and chief operating officer, joined
                        Lloyd George in 1991.

M.F. Tang               Director, joined Lloyd George in 1991.

Pamela Chan             Director, joined Lloyd George in 1994.

Adeline Ko              Director, joined Lloyd George in 1994.

Jacob Rees-Mogg         Director, joined Lloyd George in 1993.

The business address of each of the officers listed above is Suite 3808, One Exchange Square, Central, Hong Kong.

INVESTMENT MANAGEMENT SERVICES TO BE PROVIDED BY SIT

Pursuant to the Sit agreement, Sit will provide professional investment equity management to the US Equity Fund and will manage the assets of the US Equity Fund TIP allocates to Sit. TIP's board of directors has provided Sit with a set of investment management guidelines that Sit must follow in investing the assets of the US Equity Fund.

TERMS AND CONDITIONS OF THE SIT AGREEMENT

The Sit agreement was unanimously approved by TIP's board of directors on December 11, 2000. Members are not being asked to approve the Sit agreement. On January 2, 2001, Sit began investment in the US Equity Fund.

MONEY MANAGEMENT FEES. As compensation for the services performed and the facilities and personnel provided by Sit pursuant to this agreement, the US Equity Fund will pay Sit a fee according to the following schedule:

                        0.65%           First $10 million
                        0.60%           Next $10 million
                        0.55%           Next $10 million

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                        0.50%           Next $10 million
                        0.45%           Next $10 million
                        0.40%           Above $50 million

BASIC TERMS. The Sit agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually by (a) either (i) a vote of a majority of the board of directors of TIP or (ii) a vote of a majority of the outstanding voting securities of the US Equity Fund and (b) a vote of a majority of the fund's directors who are not "interested persons" as defined in the 1940 Act (the "independent directors"). The Sit agreement provides that it may be terminated by the US Equity Fund, by TIP's board of directors, or by a vote of a majority of the outstanding voting securities of the US Equity Fund, or by Sit, in each case at any time upon 30 days' written notice to the other party. In addition, the agreement provides for its automatic termination in the event of assignment.

The Sit agreement provides that Sit is required to manage the securities held by the US Equity Fund, subject to the supervision and stated direction of FAI, the fund's investment advisor, and ultimately TIP's board of directors, in accordance with the fund's investment objective and policies; make investment decisions for the fund; and place orders to purchase and sell securities on behalf of the fund.

The Sit agreement provides that Sit is not liable to the US Equity Fund for any error of judgment but shall be liable to the US Equity Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Sit in providing services under the Sit agreement or from reckless disregard by Sit of its obligations and duties under the Sit agreement.

BACKGROUND INFORMATION REGARDING SIT

The principal officers of Sit and their principal occupations are as follows:


NAME                    POSITION
----                    --------

Eugene C. Sit, CFA,     Chairman, CEO, and global CIO, Sit Investment
CPA                     Associates, Inc.  Founded Sit in 1981.

Peter L. Mitchelson,    President and chief strategist, Sit Investment
CFA                     Associates, Inc.  Joined Sit in 1981.

Roger J. Sit            Executive vice president of Sit Investment Associates,
                        Inc. and global research director, president and deputy
                        CIO for Sit/Kim

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

                        International since 1998. Prior to 1998 Mr. Sit was a vice president and senior equity research analyst at Goldman Sachs.

The business address of each of the officers listed above is 90 South Seventh Street, Suite 4600, Minneapolis, Minnesota 55402.

EVALUATION AND ACTION BY TIP DIRECTORS

At a meeting on December 11, 2000, the directors of TIP considered information with respect to whether the agreements are in the best interests of the funds and their members. The directors considered, with respect to Sit and Lloyd George, among other factors, their respective long-term track records serving the institutional investment community, their approach to US and emerging market equities, and their administrative capabilities and experience.

Based upon its review, the board of directors concluded that the agreements are reasonable, fair, and in the best interests of the funds and their members and that the fees provided in such agreements are fair and reasonable. In the board's view, retaining Sit and Lloyd George to serve as money managers of the funds under the terms of the agreements is desirable and in the best interests of the funds and their members. Accordingly, after consideration of the above factors and such other factors and information as it deemed relevant, the board of directors, including all of the independent directors in attendance at the meeting, unanimously approved the agreements.


FEBRUARY 27, 2001